 Morgan Stanley

Morgan Stanley

Morgan Stanley Investment Management

Rights Offering

The Thai Fund, Inc.

Limited Opportunity for Stockholders

Expires June 19, 2006; unless extended

Tune In to A Webcast With Sebestian Chia

Sebestian Chia, CFA

Vice President and Portfolio Manager,

The Thai Fund, Inc.

To learn more about this special rights offering—and potential investment opportunities in Thailand—tune in to our webcast with The Thai Fund, Inc. Portfolio Manager Sebestian Chia. Go to www.morganstanley.com/im/thaifund today.

IMPORTANT DATES

Record Date

May 23, 2006

Subscription Period

May 30, 2006 to June 19, 2006*

Expiration Date

June 19, 2006, unless extended*

*Contact your broker for more information on the rights offering.

For more information, call the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers)

(NOT PART OF THE PROSPECTUS)

Highlights of the Rights Offering

Overview

The Thai Fund, Inc. is conducting a rights offering—a limited opportunity for existing stockholders to acquire new shares of the Fund’s common stock.

The Thai Fund, Inc. (the “Fund”) is issuing to its stockholders of record (“Record Date Stockholders”) as of the close of business on May 23, 2006 (the “Record Date”) non-transferable rights (“Rights”) entitling the holders of those Rights to subscribe for new shares of the Fund’s common stock. Record Date Stockholders will receive one Right for each share of the Fund’s common stock held on the Record Date. These Rights entitle the holders to purchase one new share of the Fund’s common stock for every four Rights held, at a discount to the market price. Furthermore, Record Date Stockholders who exercise all of their Rights will be entitled to request to purchase additional shares, subject to certain limitations and subject to allotment. The Fund’s outstanding common stock is listed on the New York Stock Exchange (“NYSE”) and trades under the symbol “TTF.”

IMPORTANT NOTE:

The Rights Offering will expire at 5:00 p.m. New York time on June 19, 2006 (“Expiration Date”), unless extended. Your subscription must be received no later than the Expiration Date; rights may not be exercised thereafter.

Frequently Asked Questions

HOW IS THE RIGHTS OFFERING BENEFICIAL TO THE FUND AND ITS STOCKHOLDERS?

The Rights Offering affords existing stockholders three key benefits:

•

it increases the Fund assets available for new investment opportunities;

•

it provides stockholders with the opportunity to buy shares at a discount to the market price; and

•

any additional proceeds it generates may help reduce the Fund’s expense ratio and enhance share liquidity.

Increased assets for investment

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the Fund’s assets available for investment. An increase in the Fund’s assets available for investment better positions the Fund so that it can take advantage of attractive investment opportunities arising in Thailand’s securities markets. The Fund’s investment adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), believes that recent developments in Thailand’s securities markets are promising and that the proceeds of the Rights Offering will allow the Fund to capitalize more effectively on its recent efforts to invest incremental portions of the Fund’s assets in attractive opportunities.

Shares available at a discount to the market price

This Rights Offering provides Record Date Stockholders the opportunity to purchase additional shares of the Fund's common stock at a price below the market price or at NAV. The Subscription Price for the Shares to be issued upon exercise of the Rights will be 95% of the average of the last reported sales price per share of the Fund’s Common Stock on the NYSE on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund’s common stock at the close of trading on the NYSE on the date on which the Offer expires.

Additional proceeds may reduce expense ratio and enhance share liquidity

The Fund's Board of Directors believes that offering additional shares will increase Fund assets available for investment, possibly resulting in a modest decrease in the Fund’s expenses (as a percentage of average net assets). Such a decrease typically occurs when the fixed costs of the Fund can be spread over a larger asset base. The issuance of additional shares may also result in improved liquidity of the Fund’s shares on the NYSE and may increase the level of market interest in the Fund.

CAN I SUBSCRIBE FOR MORE SHARES THAN MY RIGHTS ENTITLE ME TO PURCHASE?

Yes. Record Date Stockholders who fully exercise all of the Rights issued to them may also request to purchase additional shares at the same discounted price. This over-subscription privilege (the “Over-Subscription Privilege”) makes shares not purchased by other stockholders available to those who wish to acquire more shares than their Rights entitle them to purchase. If sufficient remaining shares are not available after completion of the primary subscription to honor all over-subscription requests, the available shares will be allocated on a pro-rata basis among those Record Date Stockholders who take advantage of the Over-Subscription Privilege based on the number of Rights originally issued to them by the Fund.

MAY I SELL MY RIGHTS?

No. The rights are non-transferable.

HOW CAN I EXERCISE MY RIGHTS?

To exercise your Rights, contact your broker, custodian or trust officer; they can forward your instructions on your behalf. If you do not have a broker, custodian or trust officer, you should complete the Subscription Certificate and deliver it to the Subscription Agent, together with your payment, at one of the locations indicated on the Subscription Certificate or in the attached prospectus.

WHAT IS THE MANAGEMENT TEAM’S BACKGROUND?

The Fund is managed by the Emerging Markets Equity team.* Sebestian Chia, lead portfolio manager and Vice President, joined the firm in 2000 and has 11 years of investment experience.

*Team members may change without notice from time to time.

HOW HAS THE FUND PERFORMED?

For the three months ended March 31, 2006, the Fund had a total return, based on net asset value and market price per share of 8.53%, net of fees and 10.64%, respectively, compared to 8.30% for its benchmark, the Securities Exchange of Thailand (SET) Index (the “Index”) expressed in U.S. dollars. The Fund performed in line with its Index over the past one year based on NAV and for the three-year period ending March 31, 2006, it outperformed the Index by 1.05% on an average annualized basis based on NAV. Since its inception of February 16, 1988, the Fund outperformed the Index by 1.81% per year, delivering an average annual total return of 3.66%. Returns cited are net of fees.

On March 31, 2006, the closing price of the Fund’s shares on the New York Stock Exchange was $10.50, representing a 16.28% premium to the Fund’s net asset value per share.

For more information on the Fund’s performance and the management team’s view on the markets, please go to www.morganstanley.com/im/thaifund and view the webcast with Sebestian Chia.

Average Annual Total Returns Based on NAV (%), as of 3/31/06

The Thai Fund, Inc.

SET Index (US$ Adj)

YTD

8.53

8.30

1-Year

8.21

8.20

3-Year

31.46

30.41

5-Year

25.37

23.78

10-Year

-8.88

-9.49

Since Inception (2/16/1988)

3.66

1.85

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Returns are compared to an unmanaged market index. Returns for less than one year are cumulative (not annualized). Returns do not reflect the effect of rights issued associated with Fund rights offerings, if any.

The U.S. dollar-adjusted SET Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends.

For more information, call the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers)

(NOT PART OF THE PROSPECTUS)

PLEASE READ THE ATTACHED PROSPECTUS FOR MORE INFORMATION

Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. These Highlights of the Rights Offering should be read in conjunction with the attached prospectus relating to The Thai Fund, Inc. Rights Offering. The attached prospectus contains more detailed information, including risk factors about the Rights Offering. These Highlights of the Rights Offering are qualified in their entirety by reference to the information included in the attached prospectus. Additional copies of the prospectus may be obtained by contacting the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers). Read the prospectus carefully before investing or sending money.

Tune In to A Webcast

With Sebestian Chia

Sebestian Chia, CFA

Vice President and Portfolio Manager,

The Thai Fund, Inc.

To learn more about this special Rights Offering—and potential investment opportunities in Thailand—tune in to our webcast with The Thai Fund, Inc. Portfolio Manager Sebestian Chia. Go to www.morganstanley.com/im/thaifund today.

THE FUND

The Fund's investment objective is to seek long-term capital appreciation through investment in equity securities of companies organized under the laws of the Kingdom of Thailand. It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 80% of its net assets in equity securities of Thai companies. Such equity securities include common and preferred stock, convertible securities and warrants, to the extent available in Thailand. The balance of the Fund’s net assets are invested in debt securities of Thai companies, short-term debt securities of the Thai Government and in Thai money-market instruments, as well as in dollar-denominated debt securities of U.S. issuers. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the companies.

DILUTION

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than owned prior to the Rights Offering

Risks

There is no assurance the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. Please be aware that the Fund is subject to certain additional risks, including those associated with: Equity. In general, equity securities' values also fluctuate in response to activities specific to a company. Geographic concentration. The Fund is more susceptible to currency, political, economic, and market risks affecting Thai issuers than a fund that does not limit its investments to such issuers such as generally less social, political and economic stability; the absence of developed legal structures governing private or foreign investments and private property; fluctuations in the rate of exchange between the U.S. dollar and the Thai Baht, exchange control regulations, currency exchange restrictions, and costs associated with conversion of investment principal and income from one currency into another; and differences between U.S. securities markets and the Thai securities markets, including potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of the Thai market, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation. Foreign and emerging markets. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging market countries are greater than the risks generally associated with foreign investments. Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods. Non-diversification. Because the Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund's overall value to decline to a greater degree than a less concentrated portfolio.

INFORMATION AGENT

Georgeson Shareholder Communications, Inc.

IS06-00396P-T03/06